OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4793

Fund Administrator
VP Distributors, Inc
100 Pearl Street
Hartford, CT 06103-4506

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                                                           Q1-09

      Quarterly Report



      Zweig

      The Zweig Fund, Inc.


      March 31, 2009

                                  [LOGO]

  VIRTUS
  INVESTMENT PARTNERS

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZF

                                                                    May 1, 2009

Dear Fellow ZF Shareholder:

   I am pleased to share with you the manager's report and commentary for the Zweig Fund, Inc. for the quarter ended March 31, 2009.

   The Zweig Fund's net asset value fell 8.90% for the quarter ended March 31, 2009, including $0.84 in reinvested distributions. During the same period, the S&P 500 Index declined 10.98%, included reinvested dividends. The Fund's average exposure in equities for the first quarter was approximately 79%.

              Sincerely,

              /s/ George R. Aylward
              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The first quarter of 2009 was one of the most turbulent in U.S. financial history. Despite a 21%/(1)/ rally from a recent bottom in late March, traditionally the signal for the start of a bull market, the Dow Jones Industrial Average finished the quarter at 7,608.92, down 13.3%/(1)/. It was the worst first quarter showing since 1939. It also marked the sixth consecutive losing quarter, the longest streak since June 1970.

   After gaining 8.54%/(1)/ in March, the S&P 500 Index closed the quarter at 797.87, a decline of 11.7%/(1)/. The NASDAQ Composite Index performed the best of the major indexes, ending the quarter at 1,528.90, down just 3.1%/(1)/. Following its best March ever, which saw an 11%/(1)/ increase, the NASDAQ finished 21%/(1)/ above its 6-year low set on March 9.

   Unlike last year, when markets world-wide tumbled, there was a sharp contrast in performances in 2009. While the Dow Jones World Stock Index, excluding U.S. shares, declined 12%/(1)/ in dollar terms during the first quarter, some of the component countries showed big gains. After falling 65%/(1)/ last year, the Shanghai Composite soared 30%/(1)/ in the first quarter. The benchmark indexes of Brazil and Russia each rose 9%/(1)/ and India closed in positive territory. Other countries were more in accord with the U.S. result, with the benchmark indexes of the United Kingdom, Germany, and France off 11%/(1)/ to 15%/(1)/. Japan's Nikkei Stock Average of 275 companies dipped 8%/(1)/.

   In unprecedented moves aimed to jump-start the economy and create or save millions of jobs, the Obama administration announced actions totaling trillions of dollars. The biggest stock

/1/ Return excludes reinvested dividends

 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see the inside front cover for more details.

market reaction followed the establishment of the Troubled Assets Relief Program. This permits the Treasury to buy or subsidize the purchase of up to $2 trillion in distressed bank and real estate assets that have obstructed the flow of credit to business and consumers. On that news the Dow shot up nearly 500 points or 6.84%. The Federal Reserve (the "Fed") later reported that it would inject $1 trillion into the financial markets by buying long-term government bonds and mortgage securities. The government also revealed a housing plan that could reach $275 billion to head off foreclosures and encourage lenders to modify loans to hard-hit homeowners. All this was on top of the $787 billion American Recovery and Reinvestment Act passed by Congress.

   The economy needs all the help it can get. Illustrating the enormity of the problem, the Labor Department reported that 663,000 jobs were shed in March, boosting the unemployment rate from 8.1% to 8.5%, its highest level since 1983. Since the recession began in December 2007, 5.1 million jobs were lost, with two-thirds of the cuts coming since last November.

   Helping to counter the gloomy job news were reports that the manufacturing sector was declining more slowly and glimmers that the housing market may be stabilizing. The Institute for Supply Management reported that its manufacturing index rose by half a point in March to 36.3, its third consecutive monthly gain. However, the gauge is still far below the above 50 reading needed to denote expansion.

   The Commerce Department reported several positive signs in the housing market. New home sales rose 4.7% in February, up for the first time in seven months. February housing starts jumped an unexpected 22.3% but were still 47.3% below a year ago. Existing home sales increased 5.1% in February, the biggest monthly rise in five years, helped by first-time buyers benefiting from the $8,000 government credit and lower mortgage rates. However, unsold inventories rose to 3.8 million units from 3.6 million in July.

   Although the Fed reported that industrial output fell 1.4% in February, the fourth consecutive monthly decline, there was an increase in factory orders that month. The Commerce Department reported that orders for durable goods showed an unexpected 3.4% gain in February after a revised 7.3% drop in January.

   A slightly brighter note was the Commerce Department report that showed consumer spending, which makes up about 70% of the gross national product, edged up a seasonally adjusted 0.2% in February. Inflation adjusted, spending was off 0.2% against a 0.7% gain in January. Worries about deflation subsided somewhat when the Labor Department reported that its Consumer Price Index rose just 0.4% in February after a 0.3% gain in January. Its wholesale price increased by 0.1% after a 0.8% jump in January.

   Consumer confidence also gained a bit. The Conference Board reported that its confidence index rose to 26.0 in March from a revised figure of 25.3 in February. However, the current reading is still way below the 37.4 mark in January and a far cry from the 65.9 level last March.

   The decline in the domestic and world economy was reflected in the narrowing of the U.S. trade volume and deficit in January. The Commerce Department reported that imports fell 6.7% to $160.9 billion while exports slipped 5.7% to $124.9 billion. Meanwhile, after fluctuating widely, the dollar ended the first quarter on a positive note. It strengthened 5% against the euro and 9% against the Japanese yen.

   Company earnings and dividends paid decreased in the first quarter. Analysts for the S&P 500 predicted operating earnings for the quarter ranging from $11.60 a share to $13.45 a share, with the higher figure still off 19% from a year ago. Howard Silverblatt, S&P senior analyst, noted that during periods of economic stress the lower figure is usually more accurate. Mr. Silverblatt also reported that dividend payments in the first quarter were the lowest since S&P began tracking payments in 1956. S&P companies cut dividends by $42 billion in the quarter, exceeding the $40.6 billion reduction in all of 2008, which set a record low.

   Companies in the S&P 500 were trading at 28.3 times earnings at the end of the first quarter. This compared with P/Es of 18.8 at the year end and 17.1 on March 31, 2008. The problem here is that the earnings have plunged and that is why the P/E ratios are higher. However, the market hasn't been cheap since the early 80's. If the P/E's get really cheap, there is a risk that the market might be a heck of a lot lower. The biggest bear markets of the last century saw an average P/E of about nine at the bottom. While we don't consider current P/E's cheap, they appear to be at a reasonable multiple under present market conditions.

   The markets for initial public offerings and mergers and acquisitions remained in the doldrums, Dealogic reported. The first quarter saw only one domestic IPO raising $828 million compared with ten U.S. offerings raising $20.8 billion in the like 2008 period. In the first quarter, M&A activity in the U.S. dipped 30% to 1668, with most of the deals small. Largely because of two huge drug company mergers, U.S. volume was up 39% to $215 billion. Global volume tumbled 21% from the first quarter of 2008 to $553 billion and was down 11% from the fourth quarter.

   The current recession is now the longest since the Great Depression and Fed chairman Ben Bernanke says that it will extend through this year. Testifying before the Senate Banking Committee, he placed a condition on the recovery outlook. "If we are successful in restoring some measure of financial stability," he said, "there is a reasonable prospect that the current recession will end in 2009 and that 2010 will be a year of recovery."

   Analysts surveyed by Investors Intelligence have turned somewhat more positive. In early April there were 31% bulls and 38% bears compared with 29% bulls and 43% bears on March 31. Members of the American Institute of Investors are even more optimistic, with 43% bulls and 37% bears in early April against 39% bulls and 42% bears at the end of the quarter.

   While we may have already hit the bottom, we can't be certain because there is no history to guide us. We have had bubbles bursting and financial meltdowns in the past but there is a new factor at work. The government is injecting trillions of dollars into the economy and it is too early to tell the impact. Consequently, we are holding in a neutral position and continue to be about 80% invested.

              Sincerely,

                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading stock market sectors on March 31, 2009 were Information Technology, Health Care, Financials, Energy and Consumer Staples. Although there were some changes in percentages held, all of the above, with the exception of Health Care, which replaced Industrials, appeared in our previous listing. During the quarter we added to our positions in Health Care and Materials and reduced our holdings in Industrials and Energy.

   On March 31, our leading individual equity holdings included Altria, Bunge, Gilead, Goldman Sachs, Hewlett-Packard, IBM, McDonald's, Powershares DB Agricultural Fund, QUALCOMM and Verizon. With the exception of Gilead, Hewlett-Packard and Verizon, all of the above are new to this listing. During the quarter we added to our position in Bunge and there were no changes in shares held for the other companies listed.

   No longer among our top positions are Celgene and Reinsurance Group of America, where there were no changes in shares held, and the following companies where we trimmed our holdings: Costco, L-3 Communications, Merck, Occidental Petroleum and UnitedHealth Group.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC
                                Sector Weightings
                                  March 31, 2009
                     (as a percentage of total investments)

                                    [CHART]

Information Technology                       13%
Health Care                                  12%
Financials                                   11%
Energy                                       10%
Consumer Staples                             10%
Industrials                                   8%
Materials                                     6%
Other (includes short-term investments)      30%





The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 6.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Deflation: A general decline in prices, if it persists, generally creates a vicious spiral of negatives such as falling profits, closing factories, shrinking employment and incomes, and increasing defaults on loans by companies and individuals. To counter deflation, the Federal Reserve (the Fed) can use monetary policy to increase the money supply and deliberately induce rising prices, causing inflation.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business/(R)/: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite/(R)/ Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500/(R)/ Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

TARP (Troubled Asset Relief Program): A government program created for the establishment and management of a Treasury fund, in an attempt to curb the ongoing financial crisis of 2007-2008. The fund was created by enacting the Emergency Economic Stabilization Act of 2008.


Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                March 31, 2009
                                  (Unaudited)

($ reported in thousands)

                                                         Number of
                                                          Shares    Value
                                                         --------- -------
     INVESTMENTS
     COMMON STOCKS                                 77.8%
     CONSUMER DISCRETIONARY -- 5.5%
        McDonald's Corp..............................     105,000  $ 5,730
        NIKE, Inc. Class B...........................     120,000    5,627
        Under Armour, Inc. Class A/(2)/..............     265,000    4,354
                                                                   -------
                                                                    15,711
                                                                   -------
     CONSUMER STAPLES -- 10.4%
        Altria Group, Inc............................     430,000    6,888
        Bunge Ltd....................................     115,000    6,515
        Costco Wholesale Corp........................     115,000    5,327
        PepsiCo, Inc.................................     110,000    5,663
        Philip Morris International, Inc.............     150,000    5,337
                                                                   -------
                                                                    29,730
                                                                   -------
     ENERGY -- 10.0%
        Chesapeake Energy Corp.......................     155,000    2,644
        ConocoPhillips...............................     115,000    4,503
        Halliburton Co...............................     215,000    3,326
        Massey Energy Co.............................     255,000    2,581
        Occidental Petroleum Corp....................      95,000    5,287
        Petroleo Brasileiro SA ADR...................     170,000    5,180
        St. Mary Land & Exploration Co...............     225,000    2,977
        Valero Energy Corp...........................     115,000    2,058
                                                                   -------
                                                                    28,556
                                                                   -------
     FINANCIALS -- 9.0%
        Allstate Corp. (The).........................     165,000    3,160
        Goldman Sachs Group, Inc. (The)..............      54,000    5,725
        Hudson City Bancorp, Inc.....................     360,000    4,208
        Reinsurance Group of America, Inc............     165,000    5,344
        Templeton Dragon Fund, Inc...................     160,000    2,835
        Wells Fargo & Co.............................     215,000    3,062
        Wilmington Trust Corp........................     130,000    1,260
                                                                   -------
                                                                    25,594
                                                                   -------

                     See notes to schedule of investments

                                                       Number of
                                                        Shares    Value
                                                       --------- --------
       HEALTH CARE -- 11.5%
          Celgene Corp./(2)/........................    125,000  $  5,550
          Gilead Sciences, Inc./(2)/................    170,000     7,874
          Johnson & Johnson.........................     90,000     4,734
          Merck & Co., Inc..........................    200,000     5,350
          St. Jude Medical, Inc./(2)/...............    125,000     4,541
          UnitedHealth Group, Inc...................    230,000     4,814
                                                                 --------
                                                                   32,863
                                                                 --------
       INDUSTRIALS -- 7.7%
          Boeing Co. (The)..........................    115,000     4,092
          Caterpillar, Inc..........................    120,000     3,355
          Continental Airlines, Inc. Class B/(2)/...    325,000     2,863
          Foster Wheeler Ltd./(2)/..................    160,000     2,795
          L-3 Communications Holdings, Inc..........     65,000     4,407
          Union Pacific Corp........................    110,000     4,522
                                                                 --------
                                                                   22,034
                                                                 --------
       INFORMATION TECHNOLOGY -- 13.5%
          Cisco Systems, Inc./(2)/..................    330,000     5,534
          Corning, Inc..............................    380,000     5,043
          Hewlett-Packard Co........................    180,000     5,771
          International Business Machines Corp......     70,000     6,782
          Microsoft Corp............................    250,000     4,592
          Nokia Oyj Sponsored ADR...................    345,000     4,026
          QUALCOMM, Inc.............................    170,000     6,615
                                                                 --------
                                                                   38,363
                                                                 --------
       MATERIALS -- 6.0%
          Alcoa, Inc................................    335,000     2,459
          FreeportMcMoRan Copper & Gold, Inc........    120,000     4,573
          NuCor Corp................................    135,000     5,153
          Potash Corp. of Saskatchewan, Inc.........     60,000     4,849
                                                                 --------
                                                                   17,034
                                                                 --------
       TELECOMMUNICATION SERVICES -- 4.2%
          AT&T, Inc.................................    220,000     5,544
          Verizon Communications, Inc...............    210,000     6,342
                                                                 --------
                                                                   11,886
                                                                 --------
              Total Common Stocks (Identified Cost $310,519)      221,771
                                                                 --------

                     See notes to schedule of investments

                                                        Number of
                                                         Shares         Value
                                                        ----------  --------
  EXCHANGE TRADED FUNDS                           2.1%
     PowerShares Deutsche Bank Agriculture Fund/(2)/       240,000  $  5,878
                                                                    --------
         Total Exchange Traded Funds (Identified Cost $8,088)          5,878
                                                                    --------
         Total Long Term Investments -- 79.9% (Identified cost
           $318,607)........................................         227,649
                                                                    --------
  SHORT-TERM INVESTMENTS........................ 20.0%
  MONEY MARKET MUTUAL FUNDS -- 2.5%
     State Street Institutional Liquid Reserves Fund
       (seven-day effective yield 0.577%)...........     7,103,148     7,103
     State Street Institutional Treasury Money
       Market Fund (seven-day effective yield 0.089%)        1,507         2
                                                                    --------
                                                                       7,105
                                                                    --------

                                                           Par          Value
                                                        ----------  --------
  U.S. TREASURY BILLS/(3)/ -- 17.5%
     U.S. Treasury Bill.............................
       0.97%, 5/15/09.............................      $   10,000     9,998
       0.27%, 7/16/09.............................          10,000     9,994
       0.79%, 7/30/09.............................          30,000    29,975
                                                                    --------
                                                                      49,967
                                                                    --------
         Total Short-Term Investments (Identified Cost $57,007)       57,072
                                                                    --------
         Total Investments (Identified Cost $375,614) -- 99.9%       284,721/(1)/
         Other Assets and Liabilities, Net -- 0.1%..........             410
                                                                    --------
         Net Assets -- 100.0%...............................        $285,131
                                                                    ========

--------
 (1) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $9,319 and gross depreciation of $101,003 for federal income tax purposes. At March 31, 2009, the aggregate cost of securities for federal income tax purposes was $376,405.
 (2) Non-income producing.
 (3) The rate shown is the discount rate.

                     See notes to schedule of investments

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2009
                                  (Unaudited)

(Reported in thousands except for the per share amounts)

                                                                                Net Asset Value
                                                             Total Net Assets      per share
                                                            ------------------  --------------
Beginning of period: December 31, 2008.....................           $322,293          $ 3.50
   Net investment income................................... $    672            $ 0.01
   Net realized and unrealized gain on investments.........  (30,110)            (0.33)
   Dividends from net investment income and distributions
     from net long-term and short-term capital gains*......   (7,724)            (0.08)
                                                            --------            ------
   Net increase (decrease) in net assets/net asset value...            (37,162)          (0.40)
                                                                      --------          ------
End of period: March 31, 2009..............................           $285,131          $ 3.10
                                                                      ========          ======



--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of March 31, 2009, we estimate that 90% of distributions represent return of capital and 10% represent net investment income distributions which are taxable as ordinary income.

                     See notes to schedule of investments

                             THE ZWEIG FUND, INC.

                       NOTES TO SCHEDULE OF INVESTMENTS

                                March 31, 2009
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Fund has adopted the provisions of the Statement of Financial Accounting Standards No. 157 (SFAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

($ reported in thousands)

                                                         Investments in
         Valuation Inputs                                  Securities
         ----------------                                --------------
         Assets:
         Level 1 -- Quoted Prices.......................    $234,754
         Level 2 -- Other Significant Observable Inputs.      49,967
         Level 3 -- Significant Unobservable Inputs.....          --
                                                            --------
         Total                                              $284,721
                                                            ========

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

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NOTE 3 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 4 -- RECENTLY ISSUED ACCOUNTING STANDARDS

   In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 (See Note 1 A), when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Funds' financial statement disclosures.

   In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact, if any, of FAS 161 on financial statement disclosures.

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                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2008, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

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